UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2008
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19591	33-0245076
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Parker, Suite 100
Irvine, California		92618
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (949) 470-4751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
On March 20, 2008, we issued a press release announcing, among other things, our financial results for the quarter and year ended December 31, 2007. A copy of this press release is attached as Exhibit 99.1 to this Current Report.
The information in this Item 2.02 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On March 18, 2008, we received confirmation from Sylvie Grégoire, Pharm.D. and Jean Deleage, Ph.D. that they will not be standing for re-election as members of our Board of Directors (the “Board”) at our 2008 Annual Meeting of Stockholders.
Following Dr. Gregoire and Dr. Deleage’s departure, the Board will continue to be comprised of a majority of independent directors, as required under the Nasdaq Global Market listing standards. Our Nominating Committee has identified and recommended to the Board election of a new independent member, and we expect him to be elected to the Board at the next meeting of the Board in April 2008 and included in the slate of directors nominated for election at our 2008 Annual Meeting of Stockholders.
Item 8.01. Other Events.
On March 20, 2008, we issued an additional press release announcing that we have initiated enrollment in a clinical protocol finalized with the U.S. Food and Drug Administration which provides mifamurtide (L-MTP-PE) to eligible, high-risk osteosarcoma patients through a compassionate access study. A copy of this press release is attached as Exhibit 99.2 to this Current Report and is herein incorporated by reference.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Earnings release of IDM Pharma, Inc. dated March 20, 2008.

99.2	Press release of IDM Pharma, Inc. dated March 20, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: March 20, 2008	By:	/s/ Robert J. De Vaere
Robert J. De Vaere
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Earnings release of IDM Pharma, Inc. dated March 20, 2008.

99.2	Press release of IDM Pharma, Inc. dated March 20, 2008.